EXHIBIT 99.2


                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of SonomaWest Holdings, Inc., a California corporation (the "COMPANY"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              Dated: November 14, 2002


                                              /s/ Thomas R. Eakin
                                              ------------------------
                                              Thomas R. Eakin
                                              Chief Financial Officer